UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported) April 1, 2026

Consensus Cloud Solutions, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-40750	87-1139414
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

700 S. Flower Street, 15th Floor
Los Angeles, California 90017
(Address of principal executive offices) (Zip Code)

(323) 860-9200
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	CCSI	Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously announced, the Company promoted and appointed Adam Varon (61), as Chief Financial Officer of the Company beginning April 1, 2026. Mr. Varon receives an annual base salary of $345,000 and will be eligible to receive an annual bonus of up to $150,000 in 2026. In February 2026, Mr. Varon received an equity grant valued at approximately $400,000, consisting of 8,818 performance based restricted stock units, 50% of which become eligible to vest over 3 years based on the Company achieving certain financial metrics in 2026 and the remaining 50% of which become eligible to vest in 3 tranches based on the closing market value of the Company’s common stock reaching a certain average value over a certain period of time; and 8,818 time based restricted stock (“RSUs”) that will vest in 5 tranches over a 3 year period. In connection with this appointment, Mr. Varon will receive an additional equity grant with a value of approximately $300,000 consisting of 12,637 time based restricted stock (“RSUs”) that will vest in 5 tranches over a 3 year period.

Also as previously announced, the Company promoted and appointed Karel Krulich (50), as Chief Accounting Officer of the Company beginning April 1, 2026. Mr. Krulich receives an annual base salary of $327,000 and will be eligible to receive an annual bonus of up to $100,000 in 2026. In February 2026, Mr. Krulich received an equity grant valued at approximately $375,000, consisting of 8,267 performance based restricted stock units, 50% of which become eligible to vest over 3 years based on the Company achieving certain financial metrics in 2026 and the remaining 50% of which become eligible to vest in 3 tranches based on the closing market value of the Company’s common stock reaching a certain average value over a certain period of time; and 8,267 time based restricted stock (“RSUs”) that will vest in 5 tranches over a 3 year period. In connection with this appointment, Mr. Krulich will receive an additional equity grant with a value of approximately $275,000 consisting of 11,584 time based restricted stock (“RSUs”) that will vest in 5 tranches over a 3 year period.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Consensus Cloud Solutions, Inc. (Registrant)

Date:	April 1, 2026	By:	/s/ Vithya Aubee
Vithya Aubee Vice President and Secretary